Property, plant and equipment	12 Months Ended
Dec. 31, 2017
Property Plant And Equipment [Abstract]
Property, plant and equipment

8. Property, plant and equipment

At December 31, 2017

	Land	Plant	Furniture		Exploration
	and	and	and	Under	and
	buildings	equipment	fixtures	construction	evaluation	Total

Cost
Beginning of year	$4,979,489	$2,640,543	$95,168	$340,340	$1,120,641	$9,176,181
Additions	27,343	13,649	3,521	97,729	1,091	143,333
Transfers	104,134	106,669	(2,455)	(208,359)	11	-
Change in reclamation provision [note 14]	17,541	-	-	-	-	17,541
Disposals	(4,610)	(4,803)	(4,578)	(74,482)	-	(88,473)
Pre-commercial production revenue(a)	(22,818)	(6,487)	-	-	-	(29,305)
Effect of movements in exchange rates	(55,967)	(19,936)	(839)	(497)	(1,463)	(78,702)

End of year	5,045,112	2,729,635	90,817	154,731	1,120,280	9,140,575

Accumulated depreciation and impairment
Beginning of year	2,508,212	1,460,953	80,592	80,674	390,164	4,520,595
Depreciation charge	137,896	175,811	6,490	-	-	320,197
Transfers	48,209	(35,243)	(2,451)	(10,515)	-	-
Disposals	(2,393)	(4,130)	(3,269)	(70,159)	-	(79,951)
Impairment charges(b)(c)	67,535	25,359	-	55,841	91,046	239,781
Effect of movements in exchange rates	(42,210)	(11,290)	(610)	(9)	2,180	(51,939)

End of year	2,717,249	1,611,460	80,752	55,832	483,390	4,948,683

Net book value at December 31, 2017	$2,327,863	$1,118,175	$10,065	$98,899	$636,890	$4,191,892

At December 31, 2016

	Land	Plant	Furniture		Exploration
	and	and	and	Under	and
	buildings	equipment	fixtures	construction	evaluation	Total

Cost
Beginning of year	$4,862,160	$2,528,488	$121,299	$512,301	$1,147,100	$9,171,348
Additions	25,821	29,231	9,355	150,343	2,158	216,908
Transfers	168,784	126,871	3,410	(305,944)	6,879	-
Change in reclamation provision	(23,124)	-	-	-	-	(23,124)
Disposals	(27,311)	(34,611)	(38,233)	(15,490)	-	(115,645)
Effect of movements in exchange rates	(26,841)	(9,436)	(663)	(870)	(35,496)	(73,306)

End of year	4,979,489	2,640,543	95,168	340,340	1,120,641	9,176,181

Accumulated depreciation and impairment
Beginning of year	2,226,202	1,353,308	110,444	88,681	164,553	3,943,188
Depreciation charge	196,564	129,892	6,957	-	198	333,611
Transfers	27,101	(26,770)	(331)	-	-	-
Disposals	(21,736)	(19,794)	(37,981)	(10,603)	-	(90,114)
Impairment charge(d)(e)	97,152	28,677	2,011	2,596	231,553	361,989
Effect of movements in exchange rates	(17,071)	(4,360)	(508)	-	(6,140)	(28,079)

End of year	2,508,212	1,460,953	80,592	80,674	390,164	4,520,595

Net book value at December 31, 2016	$2,471,277	$1,179,590	$14,576	$259,666	$730,477	$4,655,586

Cameco has contractual capital commitments of approximately $23,000,000 at December 31, 2017. Certain of the contractual commitments may contain cancellation clauses, however the Company discloses the commitments based on management’s intent to fulfill the contract. The majority of this amount is expected to be incurred in 2018.

(a) During 2017, revenues of $29,305,000 from the sales of inventories before the commencement of commercial production of JV Inkai Block 3 are recorded as a reduction of the respective mining assets.

(b) In the fourth quarter of 2017, all remaining proven and probable reserves of our US operations were reclassified to resources, indicating that the mineable remaining pounds of U3O8 no longer have demonstrated economic viability, but have reasonable prospects for economic extraction. In accordance with the provisions of IAS 36, Impairment of Assets, Cameco considered this to be an indicator that the assets of the two cash generating units in the US could potentially be impaired and accordingly, we were required to estimate the recoverable amount of these assets.

An impairment charge of $184,448,000 ($144,450,000 (USD)) was recognized as part of the uranium segment. The amount of the charge was determined as the excess of the carrying value over the recoverable amount which was based on a fair value less costs to sell model and categorized as a non-recurring level 3 fair value measurement. The recoverable amount was determined to be $133,228,000 ($106,200,000 (USD)) based on the fair value of resources in place using comparable market metrics.

(c) Also in the fourth quarter of 2017, Cameco announced the planned temporary suspension of production at the McArthur River/Key Lake operation. Due to this announcement, the Key Lake calciner project, which is part of the uranium segment and was initially undertaken to allow for an increase in annual production, was re-evaluated. As a result, the Company wrote off $55,333,000 of assets under construction on this project.

(d) In the fourth quarter of 2016, Cameco recognized a $237,621,000 impairment charge relating to Kintyre, its uranium exploration project in Australia. Due to the weakening of the uranium market and the budget decision not to commit further expenditures to the project, the Company concluded it was appropriate to recognize an impairment charge. The charge was for the full carrying value of the CGU.

(e) In the second quarter of 2016, production was suspended at our Rabbit Lake operation in northern Saskatchewan. In accordance with the provisions of IAS 36, Impairment of Assets, Cameco considered this to be an indicator that the assets of the cash generating unit could potentially be impaired and accordingly, we were required to estimate the recoverable amount of these assets.

An impairment charge of $124,368,000 was recognized as part of the uranium segment. The charge was for the full carrying value of this cash generating unit. The recoverable amount of the mine and mill was based on a fair value less costs to sell model, which incorporated the future cash flows, including care and maintenance costs, expected to be derived from the operation. It was categorized as a non-recurring level 3 fair value measurement.

The discount rate used in the fair value less costs to sell calculation was 8% and was determined based on a market participant’s incremental borrowing cost, adjusted for the marginal return that the participant would expect to use on an investment in the mine and mill. Other key assumptions included uranium price forecasts and operating and capital cost forecasts. Uranium prices applied in the calculation were based on approved internal price forecasts, which reflect management’s expectation of prices that a market participant would use. Operating and capital cost forecasts were determined based on management’s internal cost estimates.